RESERVES FOR CLOSED PROPERTIES AND PROPERTY, PLANT AND EQUIPMENT-RELATED IMPAIRMENT CHARGES	12 Months Ended
Feb. 23, 2013
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RESERVES FOR CLOSED PROPERTIES AND PROPERTY, PLANT AND EQUIPMENT-RELATED IMPAIRMENT CHARGES

NOTE 3—RESERVES FOR CLOSED PROPERTIES AND PROPERTY, PLANT AND EQUIPMENT-RELATED IMPAIRMENT CHARGES

Reserves for Closed Properties

The Company maintains reserves for costs associated with closures of retail stores, distribution centers and other properties that are no longer being utilized in current operations. The Company provides for closed property operating lease liabilities using a discount rate to calculate the present value of the remaining noncancellable lease payments after the closing date, reduced by estimated subtenant rentals that could be reasonably obtained for the property. Adjustments to closed property reserves primarily relate to changes in subtenant income or actual exit costs differing from original estimates.

Changes in the Company’s reserves for closed properties consisted of the following:

	2013	2012	2011
Beginning balance	$72	$96	$64
Additions	16	9	42
Payments	(22)	(26)	(23)
Adjustments	(5)	(7)	13

Ending balance	$61	$72	$96

During fiscal 2013, the Company recorded additional reserves primarily related to the closure of non-strategic stores announced during the second quarter and closed in the third and fourth quarters of fiscal 2013. During fiscal 2011, the Company recorded additional reserves primarily related to the closure of non-strategic stores announced and closed in the fourth quarter of fiscal 2011, which resulted in increased payments during fiscal 2012. Adjustments to reserves for closed properties are primarily related to changes in subtenant income.

Property, Plant and Equipment-Related Impairment Charges

During the second quarter of fiscal 2013, the Company announced the closure of approximately 22 non-strategic Save-A-Lot stores, resulting in impairment charges of $16, and during the third quarter of fiscal 2013, the Company recorded an impairment charge related to these closed stores’ operating leases of $10. The calculation of the closed property charges requires significant judgments and estimates including estimated subtenant rentals, discount rates, and future cash flows based on the Company’s experience and knowledge of the market in which the closed property is located, and previous efforts to dispose of similar assets and existing market conditions.

During the fourth quarter of fiscal 2013, the executive management team determined the Company would abandon certain capital projects in process, mainly related to software under development, and would cease use of certain other software support tools, all within the Retail Food and Corporate segments, resulting in an impairment of $191.

During the second quarter of fiscal 2013, the Company recorded $13 of property, plant and equipment charges related to abandoned software under development within the Retail Food segment.

During fiscal 2012, the Company recorded $3 of property, plant and equipment-related impairment charges. During fiscal 2011, the Company recorded $11 of property, plant and equipment-related impairment charges, of which $7 were recorded in the fourth quarter as a result of the closure of the non-strategic stores.

Additions and adjustments to the reserves for closed properties and property, plant and equipment-related impairment charges for fiscal 2013, 2012 and 2011 were primarily related to the Retail Food and Save-A-Lot segments, and were recorded as a component of Selling and administrative expenses in the Consolidated Statements of Operations.